UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15 (d) of The
Securities Exchange Act of 1934

Date of Report – December 13, 2013
(Date of earliest event reported)
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ALLEGION PUBLIC LIMITED COMPANY
(Exact name of registrant as specified in its charter)

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Ireland	001-35971	98-1108930
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Block D
Iveagh Court
Harcourt Road
Dublin 2, Ireland
(Address of principal executive offices, including zip code)

(353)(1) 2546200
(Registrant’s phone number, including area code)

N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On December 13, 2013, the Board of Directors (the "Board") of Allegion plc (the "Company") approved a special grant of stock options and performance stock units to certain employees of the Company, including the named executive officers. The awards vest on the third anniversary of the grant date and are forfeited if employment is terminated prior to vesting, except in limited circumstances. The Board granted the named executive officers the following:

Name	Stock Options	Performance Stock Units
David Petratis	$675,000	$675,000

Patrick Shannon	$318,750	$318,750

Timothy Eckersley	$306,606	$306,606

Barbara Santoro	$262,500	$262,500

William Yu	$258,473	$258,473

On December 13, 2013, the Board also approved the form of equity award agreements listed as Exhibits 10.1, 10.2, 10.3 and 10.4 for the grant of awards under the Company’s Incentive Stock Plan of 2013.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Form of Special Stock Option Grant Agreement (US)

10.2	Form of Special Performance Stock Unit Grant Agreement (US)

10.3	Form of Special Stock Option Grant Agreement (Non-US)

10.4	Form of Special Performance Stock Unit Grant Agreement (Non-US)

SIGNATURE
Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLEGION PLC (Registrant)

Date:	December 13, 2013	/s/ Barbara A. Santoro
Barbara A. Santoro Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Special Stock Option Grant Agreement (US)

10.2	Form of Special Performance Stock Unit Grant Agreement (US)

10.3	Form of Special Stock Option Grant Agreement (Non-US)

10.4	Form of Special Performance Stock Unit Grant Agreement (Non-US)